UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2021

ATHENE HOLDING LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-37963	98-0630022
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

Second Floor, Washington House

16 Church Street, Hamilton, HM 11, Bermuda
(441) 279-8400
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common shares, par value $0.001 per share	ATH	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a 6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Share, Series A	ATHPrA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a 5.625% Fixed Rate Perpetual Non-Cumulative Preference Share, Series B	ATHPrB	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a 6.375% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Share, Series C	ATHPrC	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a 4.875% Fixed Rate Perpetual Non-Cumulative Preference Share, Series D	ATHPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Definitive Material Agreement.

Merger Agreement

On March 8, 2021, Athene Holding Ltd., a Bermuda exempted company (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Apollo Global Management, Inc., a Delaware corporation (“AGM”), Tango Holdings, Inc., a Delaware corporation and a direct wholly owned subsidiary of AGM (“HoldCo”), Blue Merger Sub, Ltd., a Bermuda exempted company and a direct wholly owned subsidiary of HoldCo (“Company Merger Sub”), and Green Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of HoldCo (“AGM Merger Sub”).

The Company and AGM have agreed, subject to the terms and conditions of the Merger Agreement, to effect an all-stock merger transaction to combine their respective businesses by: (i) AGM merging with AGM Merger Sub, with AGM surviving such merger as a direct wholly owned subsidiary of HoldCo (the “AGM Merger”), (ii) the Company merging with Company Merger Sub, with the Company surviving such merger as a direct, wholly owned subsidiary of HoldCo (the “Company Merger” and, together with the AGM Merger, the “Mergers”), and (iii) as of the effective time of the Mergers (the “Effective Time”), changing the name of HoldCo to be “Apollo Global Management, Inc.”.

The Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement has been approved by the boards of directors of both companies, as well as the conflicts committee of AGM’s board and a special committee of certain disinterested members of the board of directors of the Company.

Merger Consideration

Subject to the terms and conditions set forth in the Merger Agreement, at the Effective Time, each Class A common share, par value $0.001 per share, of the Company (the “Company Shares”) issued and outstanding immediately prior to the Effective Time (excluding (i) any Company Shares that are held in treasury; (ii) any Company shares that are owned by Company Merger Sub, any wholly-owned subsidiary of the Company, the Apollo operating group or any subsidiary of the Apollo operating group; or (iii) any Company shares for which dissenters’ rights have been perfected pursuant to the Companies Act 1981 of Bermuda) will be converted automatically into the right to receive 1.149 shares of Class A common stock, par value $0.00001 per share, of HoldCo (the “HoldCo Shares”) (the “Merger Consideration”), and each Company Preferred Series A Share, Company Preferred Series B Share, Company Preferred Series C Share, and Company Preferred Series D Share, in each case issued and outstanding immediately prior to the Effective Time (excluding any preferred shares for which dissenters’ rights have been perfected pursuant to the Companies Act 1981 of Bermuda), shall automatically be converted into an equivalent preferred share of the surviving company in the Company Merger. No fractional HoldCo Shares will be issued in connection with the Company Merger, and the Company’s shareholders will receive cash in lieu of any fractional HoldCo Shares.

Subject to the terms and conditions set forth in the Merger Agreement, at the Effective Time, each share of Class A common stock, par value $0.00001 per share, of AGM (the “AGM Shares”) issued and outstanding immediately prior to the Effective Time (excluding any shares of AGM that are held in treasury or owned by AGM Merger Sub or any direct or indirect wholly-owned subsidiary of AGM) will be converted into the right to receive one HoldCo Share (the “AGM Merger Consideration”), and each AGM Preferred Series A share and AGM Preferred Series B share, in each case issued and outstanding immediately prior to the Effective Time, shall remain issued and outstanding and be unaffected by the Mergers.

Upon closing of the transactions contemplated by the Merger Agreement, current AGM stockholders will own approximately 76% of HoldCo on a fully diluted basis, and Company shareholders will own approximately 24%.

At the Effective Time, each of the issued and outstanding warrants of the Company that is outstanding immediately prior to the Effective Time (“Company Warrant”) will, automatically and without any action on the part of the holder of a Company Warrant, remain outstanding in accordance with its terms, or, alternatively, will be exchanged for such consideration from HoldCo in connection with the transactions contemplated by the Merger Agreement as may be agreed in writing by the Company and AGM prior to the Effective Time.

The Merger Agreement provides that, at the Effective Time, the Company equity awards and the AGM equity awards generally will automatically convert into equity awards with respect to HoldCo Shares, on the same terms and conditions under the applicable plans and award agreements immediately prior to the Effective Time and, in the case of Company equity awards, after giving effect to the exchange ratio and appropriate adjustments to reflect the consummation of the Mergers, except that for performance-based Company awards, the number of HoldCo Shares underlying such award shall be based on the applicable target level of performance and will vest at the end of the applicable performance period.

Registration and Listing of HoldCo Common Stock

The Company and AGM will cause HoldCo to file with the Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 in connection with the issuance of shares of HoldCo Common Stock in the Mergers (the “Form S-4”), which will include a joint proxy statement relating to the Company shareholders meeting to approve the Merger Agreement and the AGM stockholders meeting to approve the Merger Agreement (the “Joint Proxy Statement”). The Company, AGM and HoldCo have agreed to take all actions reasonably necessary to have the Form S-4 declared effective as promptly as practicable after filing.

After the Effective Time, HoldCo Common Stock will be listed on the New York Stock Exchange.

Certain Other Terms of the Merger Agreement

The Merger Agreement contains customary representations and warranties made by each of the Company and AGM, and also contains customary pre-closing covenants on behalf of the Company and AGM, respectively, including covenants, among others, (i) for each to operate its businesses in the ordinary course and to refrain from taking certain actions without the other party’s consent, (ii) that the Company will not solicit, initiate, knowingly encourage or knowingly take any other action designed to facilitate, and, subject to certain exceptions for unsolicited written third-party acquisition proposals, not to participate in any discussions or negotiations, or cooperate in any way with respect to, any inquiries or the making of, any proposal of an alternative transaction, (iii) subject to certain exceptions, not to withdraw, qualify or modify the support of the Company Board or the AGM Board, as applicable, for the Merger Agreement and the Company Merger or AGM Merger, as applicable, and (iv) to use its respective reasonable best efforts to obtain governmental, regulatory and third party approvals. In addition, the Merger Agreement contains covenants that require each of the Company and AGM to call and hold a special stockholder meeting and, subject to certain exceptions, require each of the Company Board and AGM Board to recommend to the Company shareholders or the AGM stockholders, as applicable, to approve the applicable Merger and approve the Merger Agreement.

The Merger Agreement contains certain termination rights for each of the Company and AGM, including in the event that (i) the Mergers are not consummated on or before June 30, 2022, subject to the automatic extension of the termination date of the Merger Agreement until September 30, 2022 (the “Outside Date”) in the event that regulatory closing conditions are the only closing conditions remaining to be satisfied, (ii) the approval of the Mergers and the approval of the Merger Agreement by the shareholders of the Company or the stockholders of AGM is not obtained at the respective stockholder meetings or (iii) if any restraint having the effect of preventing the consummation of the Company Merger or the AGM Merger shall have become final and nonappealable or if any governmental entity that must grant a requisite regulatory approval has denied approval of the Company Merger or the AGM Merger. In addition, the Company and AGM can each terminate the Merger Agreement prior to the stockholder meeting of the other party if, among other things, the Company Board (in the case of AGM) or the

AGM Board (in the case of the Company) has changed its recommendation that its shareholders approve the Company Merger or the AGM Merger, as applicable, and approve the Merger Agreement, or has failed to make or reaffirm such recommendation in certain circumstances.

The Merger Agreement provides that if the AGM Board changes (or publicly proposes to change) its recommendation to the AGM stockholders and the Merger Agreement is terminated by either the Company or AGM due to the failure to obtain the AGM stockholder approval at the AGM stockholder meeting, AGM will pay to the Company a termination fee equal to $81.9 million in cash.

Governance

HoldCo will have a Board of Directors immediately following the effective time of the Mergers consisting of (i) the directors of AGM in office immediately prior to the Effective Time, (ii) four directors of the Company in office immediately prior to the Effective Time, including three persons designated by the disinterested members of the Company Board and reasonably acceptable to AGM, and which three persons must qualify as “independent directors” under the listing standards of the NYSE and the applicable rules of the SEC, and (iii) no more than eighteen directors in the aggregate.

Conditions to the Mergers

The completion of the Mergers is subject to the satisfaction or waiver of certain conditions, including (i) the approval of the Merger Agreement and approval of the Company Merger by the affirmative vote of the holders of a majority of the voting power represented by the outstanding Company Shares present at the Company shareholder meeting and entitled to vote thereon; (ii) the approval of the Merger Agreement and approval of the AGM Merger by the affirmative vote of the holders of a majority of the outstanding AGM Shares present at the AGM stockholder meeting and entitled to vote thereon; (iii) the receipt of certain domestic and foreign regulatory approvals; (iv) the absence of governmental restraints or prohibitions preventing the consummation of either of the Mergers; (v) the effectiveness of the Form S-4 and absence of any stop order or proceedings by the SEC; and (vi) the completion in all respects of the contemplated restructuring of AGM in respect of potential governance changes and related transactions concurrently with the consummation of the Mergers. The obligation of each of the Company and AGM to consummate the Mergers is also conditioned on, among other things, the receipt of tax opinions as to the tax-free nature of each of the Mergers, and the truth and correctness of the representations and warranties made by the other party as of the closing date (subject to certain “materiality” and “material adverse effect” qualifiers).

Voting

The Merger Agreement provides that the Company will vote (or cause to be voted) any AGM Shares it owns (directly or indirectly) in favor of the AGM Merger at any meeting of AGM stockholders at which the AGM Merger will be submitted for approval. However, the Company’s obligation (i) will be subject to and only given effect to the extent such obligations would be consistent with the fiduciary duties of the Company Board under Bermuda law, and (ii) will terminate in full in the event the Company Board withdraws, suspends, withholds or, in any manner adverse to AGM, amends its recommendation of approval of the Merger Agreement, the Statutory Merger Agreement (as defined in the Merger Agreement) and the Company Merger by Company shareholders.

The Merger Agreement provides that AGM agrees to vote (or cause to be voted) the Company Shares it owns (directly or indirectly) in favor of, and take certain other actions in furtherance of, the approval of the Merger Agreement, the Statutory Merger Agreement and the Company Merger at any meeting of Company shareholders at which the Merger Agreement, the Statutory Merger Agreement and the Company Merger will be submitted for approval.

The foregoing description of the Merger Agreement is qualified in its entirety to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or AGM. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure letters provided by each of the Company and AGM in connection with the signing of the Merger Agreement. These confidential disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and AGM rather than establishing matters as facts and were made only as of the date of the Merger Agreement (or such other date or dates as may be specified in the Merger Agreement). Accordingly, the representations and warranties in the Merger Agreement should not be relied upon as characterizations of the actual state of facts about the Company and AGM.

Voting Agreement

In connection with entering into the Merger Agreement, on March 8, 2021, the Company entered into a voting agreement with Leon Black, Joshua Harris and Marc Rowan (collectively, the “AGM Founders”, and such agreement, the “Voting Agreement”) holding (i) approximately 6% of the voting power represented by issued and outstanding AGM Shares, and (ii) through BRH Holdings, GP, Ltd., the one issued and outstanding share of Class B common stock, par value $0.00001 per share, of AGM (the “AGM Class B Shares”, and together with the AGM Shares held by the AGM Founders, the “Subject Shares”)). The Voting Agreement generally requires that the AGM Founders, subject to certain qualifications, vote (or cause to be voted) substantially all their Subject Shares and any Tiger AGM Shares (as defined below), in favor of, and take certain other actions in furtherance of, the transactions contemplated by the Merger Agreement. As of March 8, 2021, the Subject Shares and Tiger AGM Shares that are, in each case, subject to the Voting Agreement constitute approximately 58% of the aggregate voting power of AGM Shares and AGM Class B Shares. If the AGM Board makes an adverse recommendation to the AGM stockholders in connection with the transactions contemplated by the Merger Agreement, the Voting Agreement provides that the number of Subject Shares and Tiger AGM Shares that the AGM Founders are required to vote (or cause to be voted) shall not exceed 35% of the aggregate voting power of AGM Shares and AGM Class B Shares. The Voting Agreement will terminate upon termination of the Merger Agreement and certain other specified events.

As used above, Tiger AGM Shares refers to the AGM Shares owned by advisory clients of Tiger Global Management, LLC and/or its related persons’ proprietary accounts that are subject to an irrevocable proxy pursuant to which AGM Management, LLC, AGM’s Class C Stockholder (the “Class C Stockholder”), has the right to vote all of such AGM Shares at any meeting of AGM stockholders and in connection with any written consent by AGM stockholders as determined in the sole discretion of the Class C Stockholder.

Item 8.01	Other Events.

Communications

On March 8, 2021, the Company and AGM jointly issued a press release in connection with the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In addition, on March 8, 2021, the Company and AGM held a conference call and made a joint presentation to investors to discuss the transaction. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibits

2.1	Agreement and Plan of Merger, dated March 8, 2021, by and among Athene Holding Ltd., Apollo Global Management, Inc., Tango Holdings, Inc., Blue Merger Sub, Ltd., and Green Merger Sub, Inc.*

10.1	Voting Agreement, dated March 8, 2021, by and among Athene Holding Ltd. and the other parties thereto.**

99.1	Press Release, dated March 8, 2021, jointly issued by Athene Holding Ltd. and Apollo Global Management, Inc.

99.2	Investor Presentation, dated March 8, 2021.

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

**

Schedule II has been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of the omitted schedule upon request by the U.S. Securities and Exchange Commission.

Additional Information Regarding the Transaction and Where to Find It

This document is being made in respect of the proposed transaction involving HoldCo, AGM and the Company. The proposed transaction will be submitted to the stockholders of AGM and the shareholders of the Company for their respective consideration. In connection therewith, the parties intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement, which will be mailed to the stockholders of AGM and the shareholders of the Company. However, such documents are not currently available. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, AS APPLICABLE, INVESTORS AND SECURITY HOLDERS OF AGM AND THE COMPANY ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive joint proxy statement/prospectus, any amendments or supplements thereto and other documents containing important information about AGM and the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov.

Copies of the documents filed with the SEC by AGM will be available free of charge under the “Stockholders” section of AGM’s website located at http://www.apollo.com or by contacting AGM’s Investor Relations Department at (212) 822-0528 or APOInvestorRelations@apollo.com. Copies of the documents filed with the SEC by the Company will be available free of charge under the “Investors” section of the Company’s website located at http://www.athene.com or by contacting the Company’s Investor Relations Department at (441) 279-8531 or ir@athene.com.

Participants in the Solicitation

AGM, the Company, and HoldCo and their respective directors, executive officers, members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction.

Information about the directors and executive officers of AGM and HoldCo is set forth in AGM’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on August 20, 2020, its annual report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above.

Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2020 annual meeting of shareholders, which was filed with the SEC on April 21, 2020, its annual report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above.

Other information regarding the participants in the proxy solicitations of the stockholders of AGM and the shareholders of the Company, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This document is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Company Safe Harbor for Forward-Looking Statements

This document contains, and certain oral statements made by the Company’s representatives from time to time may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in, or implied by, such statements. These statements are based on the beliefs and assumptions of the Company’s management and the management of the Company’s subsidiaries.

Generally, forward-looking statements include actions, events, results, strategies and expectations and are often identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. Forward looking statements within this document include, but are not limited to, statements regarding: the consummation of the proposed merger and the benefits to be derived therefrom; the future financial performance and growth prospects of the combined entity; the market environment in which the combined entity will operate; future capital allocation decisions, including the expected payment of dividends; the structure, governance and operation of the company post-merger; and the tax treatment of the proposed transaction. Factors that could cause actual results, events and developments to differ include, without limitation: the Company’s failure to obtain approval of the proposed transaction by its shareholders or regulators; the Company’s failure to recognize the benefits expected to be derived from the proposed transaction; unanticipated difficulties or expenditures relating to the proposed transaction; disruptions of the Company’s current plans, operations and relationships with customers, suppliers and other business partners caused by the announcement and pendency of the proposed transaction; legal proceedings, including those that may be instituted against the Company, the Company’s board of directors or special committee, the Company’s executive officers and others following announcement of the proposed transaction; the accuracy of the Company’s assumptions and estimates; the Company’s ability to maintain or improve financial strength ratings; the Company’s ability to manage its business in a highly regulated industry; regulatory changes or actions; the impact of the Company’s reinsurers failing to meet their assumed obligations; the impact of interest rate fluctuations; changes in the federal income tax laws and regulations; the accuracy of the Company’s interpretation of the Tax Cuts and Jobs Act, litigation (including class action litigation), enforcement investigations or regulatory scrutiny; the performance of third parties; the loss of key personnel; telecommunication, information technology and other operational systems failures; the continued availability of capital; new accounting rules or changes to existing accounting rules; general economic conditions; the Company’s ability to protect its intellectual property; the ability to maintain or obtain approval of the Delaware Department of Insurance, the Iowa Insurance Division and other regulatory authorities as required for the Company’s operations; and other factors discussed from time to time in the Company’s filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2020, which can be found at the SEC’s website www.sec.gov.

All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. The Company does not undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

The contents of any website referenced in this document are not incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENE HOLDING LTD.

Date: March 8, 2021	/s/ John L. Golden
John L. Golden
Executive Vice President and General Counsel